Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officer of American Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies that:
(i)The Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2021 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
(ii)The information contained in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2021 fairly presents in all material respects, the financial condition and results of operations of the Company, at and for the period indicated.

AMERICAN REALTY INVESTORS, INC.

Date: August 11, 2021	By:	/s/ Erik L. Johnson
Erik L. Johnson Executive Vice President and Chief Financial Officer (Principal Executive and Financial Officer)